UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 3, 2017

EXTRACTION OIL & GAS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37907	46-1473923
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

370 17th Street, Suite 5300

Denver, Colorado 80202

(Address of Principal Executive Offices)

(720) 557-8300

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01Regulation FD Disclosure.

On January 3, 2017, Extraction Oil & Gas, Inc. (the “Company”) issued a press release announcing its participation at an upcoming investor conference and the posting of a new investor presentation to its website.

A copy of the press release is furnished as Exhibit 99.1 to the Current Report on Form 8-K. The investor presentation will be available on the “Investors—News and Events—Presentations” section of the Company’s website, www.extractionog.com.

The information in this Item 7.01 of the Current Report (including Exhibit 99.1) is furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement pursuant to the Securities act of 1933, as amended. By filing this Current Report on Form 8-K and furnishing this information, the Company makes no admission as to the materiality of any information in this report that the Company chooses to disclose solely because of Regulation FD.

Item 9.01Financial Statements and Exhibits.

(d)Exhibits.

Exhibit No.	Description
99.1	New Release date January 3, 2017, titled “Extraction Oil & Gas Announces Participation at Goldman Sachs Global Energy Conference.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 4, 2017

EXTRACTION OIL & GAS, INC.

By:	/s/ Russell T. Kelley, Jr.
Russell T. Kelley, Jr.
Chief Financial Officer

EXHIBIT INDEX

(d)Exhibits.

Exhibit No.	Description
99.1	New Release date January 3, 2017, titled “Extraction Oil & Gas Announces Participation at Goldman Sachs Global Energy Conference.”